Exhibit 10.59

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

January 16, 2008

Fifth Joint Memorandum by Microsoft Corporation (“Microsoft”) and Novell, Inc. (“Novell”)

Re:	Expanded SLES Subscriptions available under Prepaid Subscription Rights

Background on Prior Joint Memoranda/Amendments: On November 2, 2006, Microsoft and Novell entered into a Business Collaboration Agreement (“Original BCA”). On December 28, 2006, the parties executed a Joint Memorandum

(“BCA Amendment #1”) regarding participation by the parties’ respective Irish subsidiaries in the Original BCA. On January 16, 2007, the parties executed a First Amended and Restated Business Collaboration Agreement, superseding the Original BCA (such First Amended and Restated Business Collaboration Agreement, the “BCA”). Also on January 16, 2007. the parties executed a Second Joint Memorandum (“BCA Amendment #2”) regarding the impact of a January 16, 2007 participation agreement entered into between the parties’ respective Irish subsidiaries on the BCA. On May 1, 2007 the parties executed a Third Joint Memorandum (“BCA Amendment #3”) regarding certain expanded SLES Subscriptions available under Prepaid Subscription Rights. On December 21, 2007, the parties executed a Fourth joint Memorandum (“BCA Amendment #4”) regarding promotion of SLES in the Asia Pacific region.

This Fifth Joint Memorandum: This Fifth Joint Memorandum (“BCA Amendment #5”) is written to memorialize certain BCA changes to enable Microsoft, using a portion of its Prepaid Subscription Rights, to provide Subscription Certificates that entitle certain customers to receive from Novell SLES High Performance Computing (“HPC”) Subscriptions (as defined below), as well as to memorialize the agreed-upon pricing for such Subscription Certificates for purposes of Section 4.2(a) of the BCA. All capitalized terms not defined herein shall have the same meaning as set forth in the BCA.

Amendment: Solely for the purpose of creating a HPC Subscription under Section 4.3(a)(iii) below, the BCA is hereby modified as follows:

1.	Section 1.18. Section 1.18 of the BCA is amended by adding the following to the end of the subsection:

1.18	In addition, for the purpose of Section 4.3(a)(iii), SLES Subscription may also mean a SLES HPC Subscription. Further, where used elsewhere in the BCA (or where incorporated into the definition of terms used elsewhere in the BCA), the term “SLES Subscription” may mean a SLES HPC Subscription that may be made available through Microsoft’s distribution of

[*** Confidential Treatment Requested]

Subscription Certificates under Section 4.3(a)(iii). As used herein, “SLES HPC Subscription” means a subscription for Shared Customers or other SLES licensees to receive the same support as that provided, as of the Effective Date, under Novell’s standard “SUSE Linux Enterprise Server HPC Subscription” offering. A SLES HPC Subscription is equivalent to a SLES Priority Subscription as defined in Section 1.16, with the exception that the duration of each SLES HPC Subscription is for three years only.

2.	Section 4.3(a). Section 4.3 of the BCA is amended by adding a new third paragraph (iii) as follows:

4.3(a)(iii)	Novell further authorizes Microsoft to distribute (directly or indirectly) Subscription Certificates for SLES HPC Subscriptions to HPC Customers. As used herein, an “HPC Customer” is a Shared Customer or other SLES licensee utilizing one or more high performance computing applications (as defined by Novell) and meeting mutually approved sales guidelines of the Novell and Microsoft sales teams. It is the intention of the parties that an HPC Customer will be a new Novell customer, i.e. not having purchased operating system software from Novell in the previous 36 months, and will place an initial minimum order of 500 subscription units. For clarification, nothing in this Section 4.3(a)(iii) restricts Microsoft from distributing, or requires Novell approval to distribute, Subscription Certificates for SLES Standard Subscriptions or SLES Priority Subscriptions to its customers as authorized under Section 4 of the BCA, but Microsoft is only authorized to distribute SLES HPC Subscriptions pursuant to the terms of this Section 4.3(a)(iii) unless the parties mutually agree otherwise in writing. The parties will agree on a process for ordering SLES HPC Subscription Certificates under this section 4.3(a)(iii), and will specify in such order that it is for an HPC Customer and any other information agreed upon by the parties in writing. [***] shall be available as Prepaid Subscription Rights [***], and any such order will constitute an order of “additional Subscription Certificates” under section 4.2 of the BCA. [***], any future orders for SLES HPC Subscriptions will follow the same pricing set forth in section 4.2(a) below.

3.	Section 4.2(a). Section 4.2(a) of the BCA is amended by adding the following sentence at the end of the paragraph:

4.2(a)	For purposes of determining the value, or purchase price, of Subscription Certificates delivered to Microsoft under section 4.3(a)(iii), for further delivery to HPC, Customers in conjunction with this BCA Amendment #5, each SLES HPC Subscription shall [***].

[*** Confidential Treatment Requested]

4.	Effect. Except as expressly amended and supplemented by this BCA Amendment #5, the parties hereby ratify and confirm that terms and conditions of the BCA remain in full force and effect.

5.	Counterparts. This BCA Amendment #5 may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this BCA Amendment #5, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this BCA Amendment #5 to the other party as soon as practicable following execution thereof.

Accepted and Agreed by Novell, Inc.

Signature:	/s/ Ryan Richards

Printed Name:	Ryan Richards

Title:	VP and Acting General Counsel

Date:	1-17-08

Accepted and Agreed by Microsoft Corp.

Signature:	/s/ Horacio Gutierrez

Printed Name:	Horacio Gutierrez

Title:	Vice President and Deputy General Counsel

Date:	January 16, 2008

[*** Confidential Treatment Requested]